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                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

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                              FORM 8-K

                           CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):

                          October 26, 2001
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                                   ITXC Corp.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

     000-26739                                            22-3531960
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(Commission File Number)                       (IRS Employer Identification No.)

750 College Road, Princeton, New Jersey                            08540
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(Address of principal executive offices)                        (Zip Code)

                                 (609) 419 1500
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                         (Registrant's Telephone Number)

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Item 5.  Other events

On October 26, 2001, the registrant and its chairman and CEO, Tom Evslin, agreed to the amendment to his employment agreement attached hereto as Exhibit 10.1.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ITXC CORP.

Date:  October 31, 2001               By:  /s/ Theodore M. Weitz
                                       --------------------------------
                                       Name:   Theodore M. Weitz
                                       Title:  Vice President, General
                                               Counsel and Secretary